SHORT-TERM LOANS	3 Months Ended
Mar. 31, 2012
Debt Disclosure [Abstract]
Short-term Debt [Text Block]
NOTE 7 -	SHORT-TERM LOANS

In March 2007, the Company issued a $150 convertible note to a lender, with an annual interest rate of 8% for the first year, with an increase up to 10% after the first year. On January 27, 2010, the lender converted the entire accrued principal and interest of $189 into 1,016,109 shares of Common Stock of the Company. In July 2011, the Company issued to the lender an additional 309,977 shares of Common Stock of the Company with regard to the above conversion.

Since the outcome of the issuance of the shares was to relieve the debtor from its obligation, based on guidance in ASC 860-10 (formerly FASB No 140) and ASC 450-20 Extinguishment of Liabilities” the Company derecognized the liability with the difference recognized in earnings.